Exhbit 10.19

09/13/2010
IFS Fixation Systems, Inc.
5901 SW 74th Street, Suite 408
South Miami, FL 33143.

Stephen Dresnick, Chairman

Subject to our consulting agreement, please accept this check in the amount of 5,000 dollars, for the exercise of 50,000 warrants, and kindly convert my 20,000 dollars owed into 40,000 shares of stock.

Below you will find a list of my assignees for the issuance of the 90,000 shares

Respectfully Yours,

/s/ Neal Moskowitz
Neal Moskowitz

25,000 shares
Neal Moskowitz  FBO Ian Moskowitz UGTMA
12171 Beach Boulevard
Jacksonville, FL, 32246
SS# ###-##-####

25,000 shares
Neal Moskowitz FBO Evan Moskowitz UGTMA
5851 Holmberg Road
Parkland, Florida 33067
SS# ###-##-####

10,000 shares
Neal Moskowitz
6574 North State Road 7 #126
Coconut Creek, Florida 33073
SS # ###-##-####

30,000 shares Larry Moskowitz
1634 Victoria Pointe Lane
Weston FL 33327
SS # ###-##-####